UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


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       Date of Report (Date of Earliest Event Reported): December 27, 2005
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                         MURRAY UNITED DEVELOPMENT CORP.
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             (Exact name of registrant as specified in its charter)


     Delaware                      33-19048-NY                   22-2856171
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  (State or other               (Commission File                IRS Employer
  Jurisdiction of                    Number)                 Identification No.)
  Incorporation)


                     P.O. Box 224, Landing, New Jersey 07850
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                    (Address of principal executive offices)

                                 (908) 979-3025
                         ------------------------------
              (Registrant's telephone number including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 3.02     Unregistered Sales of Equity Securities.

On December 27, 2005, Mr. Anthony Campo, the Chairman of the Board of Directors and the Executive Vice President, Secretary and Treasurer of the Company, acquired 89 million shares of the Company's common stock pursuant to the exercise of a conversion right granted to him under the Company's Promissory Note dated August 1, 2005 (the"2005 Note"). To the extent the issuance of such securities is deemed a sale, we relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933. Additional information regarding the 2005 Note and the exercise by Mr. Campo of his conversion right under such Note is set forth below in this Report on Form 8-K under Item 5.01.

ITEM 5.01     Changes in Control of Registrant.

On December 27, 2005, Mr. Anthony Campo exercised a right granted to him under a Promissory Note, dated as of August 1,2005, from the Company to him in the original principal amount of $2,087,278 to convert $667,500 of indebtedness under such 2005 Note into 89 million shares of the Company's common stock. The 2005 Note had been issued to Mr. Campo to evidence loans, including accrued interest thereon, made by him to the Company since at least 1994. A copy of the 2005 Note was filed as Exhibit 99 to the Company's report on Form 8-K dated September 19, 2005.

The 2005 Note provides that Mr. Campo could convert each $.0075 in principal amount of such Note into one share of common stock up to a maximum of 89 million shares.

Prior to exercising such Note, Mr. Campo owned 5,570,000 shares of the Company's common stock. After exercising his conversion right, Mr. Campo owned 94,570,000 shares. Prior to exercising his conversion right, the Company had 84,253,434 shares of its common stock outstanding. After Mr. Campo exercised his conversion right, the Company has 173,253,434 shares of its common stock outstanding. Upon exercising his conversion right, Mr. Campo therefore owned of record 54.6% of the outstanding shares of the Company's common stock.

In addition to the 94,570,000 shares of common stock owned of record by Mr. Campo, Mr. Campo has a right to acquire 1,100,000 shares upon exercise of the Company's Class B Warrants. Also, Mr. Campo's wife owns 2,150,000 shares of the Company's common stock, and his children own 4,772,400 shares and have a right to acquire 138,700 shares upon exercise of Class B Warrants of the Company. Under rules of the Securities and Exchange Commission, such shares that Mr. Campo and his children have the right to acquire and any shares that are owned by his spouse and children may be deemed to be "beneficially owned" by Mr. Campo. If shares that may be deemed to be beneficially owned by Mr. Campo are added to the shares owned by him of record, Mr. Campo would be deemed to be the beneficial owner of 57% of the outstanding common stock of the Company.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 28, 2005

                                         MURRAY UNITED DEVELOPMENT CORP.

                                         By: / s / Dwight Foster
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                                         Dwight Foster, Chief Executive Officer